Exhibit 10.8.20.6

SIXTH AMENDMENT

TO

MULTICURRENCY CREDIT AGREEMENT

AND CONSENT OF GUARANTORS

                                This SIXTH AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT AND CONSENT OF GUARANTORS (this “Amendment”) is dated as of January 5, 2004, and entered into by and among WESTAFF, INC., a Delaware corporation (“Parent”), WESTAFF (USA), INC., a California corporation (“US Borrower”), WESTAFF (U.K.) LIMITED, a limited liability company incorporated under the laws of England and Wales (“UK Borrower”), WESTAFF SUPPORT, INC., a California corporation (“Term Borrower”, and together with US Borrower and UK Borrower, the “Borrowers”), the financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the “Lenders”), and GENERAL ELECTRIC CAPITAL CORPORATION, as agent for the US Revolving Lenders, the Term Lenders and the UK Revolving Lenders (as defined in the Credit Agreement referred to below).

Recitals

Whereas, the Parent, the Borrowers, the Lenders and Agents have entered into that certain Multicurrency Credit Agreement dated as of May 17, 2002 (as amended by that certain First Amendment to Multicurrency Credit Agreement, Limited Waivers and Consent of Guarantors, dated as of October 31, 2002, as further amended by that certain Second Amendment to Multicurrency Credit Agreement, Limited Waivers and Consent of Guarantors, dated as of June 13, 2003, that certain Third Amendment to Multicurrency Credit Agreement, Limited Waivers and Consent of Guarantors, dated as of September 3, 2003, that certain Fourth Amendment to Multicurrency Credit Agreement, Limited Waivers and Consent of Guarantors, dated as of February 20, 2004, and that certain Fifth Amendment to Multicurrency Credit Agreement and Consent of Guarantors, dated as of July 31, 2004, and as further modified by certain consents and waivers of the Lenders, the “Credit Agreement”; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

Whereas, the Borrowers have requested that the Lenders agree to amend certain provisions of the Loan Documents; and

Whereas, the Requisite Lenders are willing to approve certain amendments requested by the Borrowers on the terms and conditions set forth in this Amendment (which Amendment shall be effective as of the date that all conditions to such effectiveness set forth herein have been satisfied, the “Effective Date”).

Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the Parent, the Borrowers, the Lenders, and Agents agree as follows:

1.             AMENDMENTS TO CREDIT AGREEMENT.  Subject to the conditions and upon the terms set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1           Amendment to Section 1.5(a) (Interest and Applicable Margins) of the Credit Agreement.  Section 1.5(a) of the Credit Agreement is hereby amended to delete the parenthetical “(adjusted in accordance with the Fourth Amendment and the Fifth Amendments)” in the second line immediately following the table in that Section.

1.2           Amendment to Section 6.14 (Restricted Payments) of the Credit Agreement.  Section 6.14 of the Credit Agreement is hereby amended to add a new clause (j) to read as follows:

“And (j)  payment of up to $2,000,000 of principal of Subordinated Debt; provided  that (x) no Default or Event of Default has occurred and is continuing or would result after giving effect to any Restricted Payment pursuant to this clause (j), (y) on a pro-forma basis, after giving effect to such payment, US Borrower shall have had at least $10,000,000 of daily average Borrowing Availability for the 90 days immediately preceding such prepayment and (z) on the date of such prepayment and after giving effect thereto US Borrower shall have Borrowing Availability of at least $10,000,000.

1.3           Amendments to Annex A (Definitions) of the Credit Agreement.  Annex A of the Credit Agreement is hereby amended to delete the definition of “Fixed Charges” and to replace it with the following:

“Fixed Charges “ means, with respect to any Person for any Fiscal Period, (a) the aggregate of all Interest Expense paid or accrued during such period, plus (b) all payments of principal with respect to Indebtedness (other than the Revolving Loans) during such period.

1.4           Amendment to Annex F (Collateral Reports) of the Credit Agreement.  Annex F paragraph (c) of the Credit Agreement is hereby amended to read as follows:

To the Applicable Agent, (1) on a weekly basis provided that US Borrower shall have Borrowing Availability of not less than $10,000,000 and no Default or Event of Default exists, otherwise (2) on a daily basis collateral reports with respect to US Borrowers and UK Borrower, including all additions and reductions (cash and non-cash) with respect to the Accounts of each such Borrower, in each case accompanied by such supporting detail and documentation as shall be requested by the Applicable Agent in its reasonable discretion, each of which shall be prepared by the applicable Borrower as of the end of the immediately preceding day.  It is understood that the Applicable Agent may request this information  at such other intervals as the Applicable Agent (with the consent of the Lenders) may request from time to time (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date);

2.             ONE-TIME ADD-BACK TO EBITDA.   Subject to the provisions of this Section 2 and the satisfaction of the other conditions set forth in this Amendment, the Lenders

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hereby agree that, solely for the purpose of determining compliance with Annex G (Financial Covenants) to the Credit Agreement, the Parent and its Subsidiaries may, for the Fiscal Period ended October 30, 2004, make a one-time add-back adjustment to EBITDA for non-cash charges in the aggregate amount of up to $1,400,000 with respect to certain adjustments directly resulting from a quarter end adjustment in the amount of up to $1,400,000 to increase workers’ compensation reserves for all periods prior to November 2, 2003.  This add-back is in addition to the add-back to EBITDA set forth in Section 2 of the Fourth Amendment and Section 2 of the Fifth Amendment.  For the avoidance of doubt, the add-backs to EBITDA under the Fourth, Fifth and Sixth Amendments are solely for the purpose of determining compliance with Annex G (Financial Covenants) and are not to be added-back for the purpose of determining interest in accordance with Section 1.5(a).

3.             REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE BORROWERS.  The Parent and the US Borrower, jointly and severally, and UK Borrower, only in respect of itself, severally, make the following representations and warranties to each Lender and each Agent with respect to all Credit Parties:

3.1           Power and Authority.  Each of the Credit Parties has all corporate or other organizational power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the “Consent”), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement, as amended hereby.

3.2           Due Authorization, Non-Contravention.  The execution, delivery and performance by each Credit Party of this Amendment and the Consent, as applicable, and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby (a) have been duly authorized by all necessary corporate, limited liability company or partnership action, (b) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement, as applicable, (c) do not violate any law or regulation or any order or decree of any court or Governmental Authority of the United States or the United Kingdom or, in each case, any political subdivision thereof, (d) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, except where any such violations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (e) do not result in the creation or imposition of any Lien on any of the property of such Person.

3.3           Execution, Delivery and Enforceability.  This Amendment and the Consent have been duly executed and delivered by each Credit Party which is a party thereto and this Amendment, the Consent and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as enforceability may be limited by Insolvency Laws or similar laws affecting creditors’ rights generally or by general equitable principles.

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3.4           No Default or Event of Default.  No event has occurred and is continuing after giving effect to this Amendment or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

3.5           Representations and Warranties.  After giving effect to this Amendment, each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

4.             CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment shall be effective only if and when (i) signed by, and when counterparts hereof shall have been delivered to the US Agent (by hand delivery, mail or telecopy) by, the Parent, the Borrowers and the Requisite Lenders; (ii) each Guarantor shall have delivered to the US Agent executed counterparts of the Consent; and (iii) Borrowers shall have delivered to the US Agent a certificate certifying  that the charters, bylaws (or other similar organizational document) and resolutions authorizing the execution, delivery and performance by the Credit Parties of their obligations under the Credit Agreement, each in the form delivered to the Agents on the Closing Date, are in full force and effect and have not been amended, rescinded or otherwise modified as of the date of this Amendment (other than an amendment to Parent’s bylaws to reduce the number of members of the board of directors from six to five); that no other resolutions have been adopted with respect to this Amendment and that no further authorization or consent is required to be obtained with respect to the execution, delivery and performance of this Amendment, the Consent and the Credit Agreement as amended hereby; and an incumbency certificate for each Credit Party.

5.             EFFECT OF AMENDMENT; RATIFICATION.  This Amendment is a Loan Document.  From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  Except as expressly amended or waived hereby, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.  Each of the Parent and each Borrower confirms that, as amended hereby, each of the Loan Documents is in full force and effect.

6.             RELEASE AND WAIVER OF CLAIMS, DEFENSES AND RIGHTS OF SET OFF.  Each of the Parent and the Borrowers acknowledges that the US Agent, the UK Agent and the Lenders have performed all obligations and duties owed to the Parent and the Borrowers under the Loan Documents through the date hereof, and each such party further, acknowledges, represents and warrants that, none of the Parent or the Borrowers has any claim, cause of action, defense, or right of set off against the US Agent, the UK Agent or the Lenders, and, to the extent that any such party has any such rights, each of the Parent and the Borrowers hereby releases, waives, and forever discharges the US Agent, the UK Agent and the Lenders (together with each of their predecessors, successors and assigns) and each of their officers, directors, employees, agents and representatives from each action, cause of action, suit, debt,

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defense, right of set off, or other claim whatsoever, in law or in equity, known or unknown against the US Agent, the UK Agent or the Lenders, or such officers, employees, agents or representatives.  Each of the Parent and each Borrower hereby specifically waives as against the US Agent, the UK Agent or the Lenders any rights they or any of them may have under Section 1542 of the California Civil Code, which provides as follows:  “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

7.             APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES.

8.             COMPLETE AGREEMENT.  This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document.  The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Credit Party.

9.             CAPTIONS; COUNTERPARTS.  The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

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                IN WITNESS WHEREOF, each of the undersigned has duly executed this Sixth Amendment to Multicurrency Credit Agreement and Consent of Guarantors as of the date set forth above.

WESTAFF (USA), INC.

By: /s/ Dirk A. Sodestrom

Name: Dirk A.  Sodestrom

Title:   Senior Vice President and Chief Financial Officer

WESTAFF SUPPORT, INC.

By: /s/ Dirk A. Sodestrom
Name: Dirk A.  Sodestrom

Title:   Senior Vice President and Chief Financial Officer

WESTAFF (U.K.) LIMITED

By: /s/ Dwight S. Pedersen
Name: Dwight S. Pedersen

Title:   Director

GENERAL ELECTRIC CAPITAL

CORPORATION,

as US Agent, UK Agent, a US Revolving Lender, a Term Lender  and a UK Revolving Lender

By:  /s/ Lawrence E. Ridgway
By: Lawrence E. Ridgway
Duly Authorized Signatory

BANK OF AMERICA, N. A.,
as Documentation Agent, a US Revolving Lender, a Term Lender and a UK Revolving Lender

By: /s/ David T. Knoblauch
Name: David T. Knoblauch

Title: Senior Vice President

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The following Person is a signatory to this Sixth Amendment to Multicurrency Credit Agreement and Consent of Guarantors in its capacity as a Credit Party and not as a Borrower.

WESTAFF, INC.

By: /s/ Dirk A. Sodestrom
Name: Dirk A.  Sodestrom

Title:   Senior Vice President and Chief Financial Officer

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CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrowers under the Credit Agreement and each other Loan Document (including US Borrower and Term Borrower in its capacity as a Guarantor of the Obligations of the other Borrowers) and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Parent Guaranty, the Subsidiary Guaranty, and the cross-guaranty contained in the Credit Agreement continue in full force and effect, and (c) ratifies the Parent Guaranty, the Subsidiary Guaranty or the cross-guaranty contained in the Credit Agreement, as applicable, and each of the Loan Documents to which it is a party and further ratifies the Liens granted by it to any Agent for its benefit and the benefit of the Lenders.

[signatures following; remainder of page intentionally left blank]

Consent-1

                                IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the date first set forth above.

WESTAFF, INC.

By: /s/ Dirk A. Sodestrom

Name:  Dirk A. Sodestrom

Title:  Senior Vice President and Chief

                Financial Officer

WESTERN MEDICAL SERVICES, INC.,

a California corporation

By: /s/ Dirk A. Sodestrom

Name:  Dirk A. Sodestrom

Title:  Executive Vice President, Chief

                Financial Officer and Secretary

WESTAFF (USA), INC.

By: /s/ Dirk A. Sodestrom

Name:  Dirk A. Sodestrom

Title:  Senior Vice President and Chief

                Financial Officer

WESTAFF SUPPORT, INC.

By: /s/ Dirk A. Sodestrom

Name:  Dirk A. Sodestrom

Title:  Senior Vice President and Chief

                Financial Officer

MEDIAWORLD INTERNATIONAL

By: /s/ Dirk A. Sodestrom

Name:   Dirk A. Sodestrom

Title:  Senior Vice President and Chief

                Financial Officer